SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 16, 2003



                                   JOULE INC.
               (Exact name of registrant as specified in charter)





           DELAWARE                     1-9477                   22-2735672
 (State or other jurisdiction         (Commission              (IRS employer
       of incorporation)              file number)           identification no.)


1245 Route 1 South, Edison, New Jersey                              08837
(Address of principal executive offices)                          (Zip Code)

(732) 548-5444
(Registrant's telephone number, including area code)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press release dated December 16, 2003

Item 12.           REGULATION FD DISCLOSURE

Joule Inc. issued a press release on December 16, 2003 announcing its financial results for the fiscal 2003 fourth quarter and full year ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This information is being provided pursuant to Item 12 (Results of Operations and Financial Condition).



                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 17, 2003

                                                       JOULE INC.



                                        By:      /s/ BERNARD G. CLARKIN
                                                 -----------------------
                                                 Bernard G. Clarkin,
                                                 Vice President and Chief
                                                 Financial Officer